EXECUTION VERSION 1 AMENDMENT NO. 1 TO LOAN FINANCING AND SERVICING AGREEMENT, dated as of December 10, 2024 (this “Amendment”), among VCSL FUNDING 1 LLC, as borrower (the “Borrower”), VISTA CREDIT STRATEGIC LENDING CORP., as servicer (the “Servicer”), DEUTSCHE BANK AG, NEW YORK BRANCH (“DBNY”), as facility agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Facility Agent”), and DBNY, as agent (in such capacity, an “Agent”) and as committed lender (in such capacity, a “Lender”). WHEREAS, the Borrower, Vista Credit Strategic Lending Corp., as equityholder, the Servicer, State Street Bank and Trust Company, as the collateral agent and the collateral custodian, the Agents from time to time parties thereto, the Lenders from time to time parties thereto and the Facility Agent are party to the Loan Financing and Servicing Agreement, dated as of June 26, 2024 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Loan Agreement”); and WHEREAS, the Borrower, the Servicer, the Agents, the Lenders and the Facility Agent have agreed to amend the Loan Agreement in accordance with Section 17.2 of the Loan Agreement and subject to the terms and conditions set forth herein. NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: ARTICLE I DEFINITIONS Section 1.1 Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement. ARTICLE II AMENDMENTS Section 2.1 Amendments to the Loan Agreement. As of the date of this Amendment, the Loan Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double- underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Loan Agreement attached as Appendix A hereto.

2 ARTICLE III CONDITIONS TO EFFECTIVENESS Section 3.1 This Amendment shall become effective as of the date first written above upon the satisfaction of the following conditions: (a) the execution and delivery of this Amendment by each party hereto; and (b) all fees (including reasonable and documented fees, disbursements and other charges of counsel) due to the Lenders on or prior to the effective date of this Amendment have been paid in full. ARTICLE IV REPRESENTATIONS AND WARRANTIES Section 4.1 The Borrower and the Servicer hereby represents and warrants to the Facility Agent, the Agents and the Lenders that, as of the date first written above, (i) no Event of Default, Unmatured Event of Default, Servicer Default or Unmatured Servicer Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Servicer contained in the Loan Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date). ARTICLE V MISCELLANEOUS Section 5.1 Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND ANY DISPUTE, SUIT, ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, RELATING TO OR ARISING OUT OF THIS AMENDMENT OR TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Section 5.2 Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Section 5.3 Ratification. Except as expressly amended and waived hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. Section 5.4 Counterparts; Electronic Execution. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by email

3 transmission shall be effective as delivery of a manually executed counterpart hereof. The parties agree that this Amendment may be executed and delivered by electronic signatures and that the electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility. Section 5.5 Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof. [Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written. VCSL FUNDING 1 LLC, as Borrower By: Vista Credit Strategic Lending Corp. Its: Managing Member By: /s/ Gregory Galligan Name: Gregory Galligan Title: CEO

VISTA CREDIT STRATEGIC LENDING CORP. as Servicer By: /s/ Gregory Galligan Name: Gregory Galligan Title: CEO

DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent By: /s/ Amit Patel Name: Amit Patel Title: Managing Director By: /s/ Erica Flor Name: Erica Flor Title: VP

DEUTSCHE BANK AG, NEW YORK BRANCH, as an Agent and as a Committed Lender By: /s/ Amit Patel Name: Amit Patel Title: Managing Director By: /s/ Erica Flor Name: Erica Flor Title: VP

APPENDIX A Loan Agreement Amendments

EXECUTION VERSION Conformed through Amendment No. 1 dated December 10, 2024 LOAN FINANCING AND SERVICING AGREEMENT dated as of June 26, 2024 VCSL FUNDING 1 LLC, as Borrower VISTA CREDIT STRATEGIC LENDING CORP., as Equityholder and as Servicer THE LENDERS FROM TIME TO TIME PARTIES HERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent THE OTHER AGENTS PARTIES HERETO, and STATE STREET BANK AND TRUST COMPANY, as Collateral Agent and as Collateral Custodian

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS 1

Section 1.1 Defined Terms 1

Section 1.2 Other Definitional Provisions 54

ARTICLE II THE FACILITY, ADVANCE PROCEDURES AND NOTES 56

Section 2.1 Advances 56

Section 2.2 Funding of Advances .... ~~56~~57

Section 2.3 Notes 57

Section 2.4 Repayment and Prepayments 57

Section 2.5 Permanent Reduction of Facility Amount 58

Section 2.6 Extension of Revolving Period 58

Section 2.7 Calculation of Discount Factor 59

Section 2.8 Increase in Facility Amount 60

Section 2.9 Defaulting Lenders .... ~~60~~61

ARTICLE III YIELD, UNDRAWN FEE, ETC .... ~~61~~62

Section 3.1 Yield and Undrawn Fee .... ~~61~~62

Section 3.2 Yield and Undrawn Fee Distribution Dates .... ~~61~~62

Section 3.3 Yield Calculation 62

Section 3.4 Computation of Yield, Fees, Etc 62

ARTICLE IV PAYMENTS; TAXES .... ~~62~~63

Section 4.1 Making of Payments .... ~~62~~63

Section 4.2 Due Date Extension .... ~~62~~63

Section 4.3 Taxes .... ~~63~~64

ARTICLE V INCREASED COSTS, ETC 67

Section 5.1 Increased Costs, Capital Adequacy 67

ARTICLE VI EFFECTIVENESS; CONDITIONS TO ADVANCES 69

Section 6.1 Effectiveness 69

Section 6.2 Advances and Reinvestments 69

Section 6.3 Transfer of Collateral Obligations and Permitted Investments 73

ARTICLE VII ADMINISTRATION AND SERVICING OF COLLATERAL OBLIGATIONS 74

Section 7.1 Retention and Termination of the Servicer 74

Section 7.2 Resignation and Removal of the Servicer; Appointment of Successor Servicer 74

Section 7.3 Duties of the Servicer ....~~76~~77

Section 7.4 Representations and Warranties of the Servicer ....~~77~~78

Section 7.5 Covenants of the Servicer 80

Section 7.6 Servicing Fees; Payment of Certain Expenses by Servicer 84

Section 7.7 Collateral Reporting 84

Section 7.8 Notices 84

Section 7.9 Procedural Review of Collateral Obligations; Access to Servicer and Servicer's Records ....~~84~~85

Section 7.10 Optional Sales ....~~86~~87

Section 7.11 Repurchase or Substitution of Warranty Collateral Obligations 88

Section 7.12 Servicing of REO Assets 89

ARTICLE VIII ACCOUNTS; PAYMENTS 90

Section 8.1 Accounts 90

Section 8.2 Excluded Amounts 92

Section 8.3 Distributions, Reinvestment and Dividends 93

ii

Section 8.4 Fees 96

Section 8.5 Monthly Report 97

ARTICLE IX REPRESENTATIONS AND WARRANTIES OF THE BORROWER 97

Section 9.1 Organization and Good Standing 98

Section 9.2 Due Qualification 98

Section 9.3 Power and Authority 98

Section 9.4 Binding Obligations .... ~~98~~99

Section 9.5 Security Interest .... ~~98~~99

Section 9.6 No Violation .... ~~99~~100

Section 9.7 No Proceedings 100

Section 9.8 No Consents 100

Section 9.9 Solvency .... ~~100~~101

Section 9.10 Compliance with Laws .... ~~100~~101

Section 9.11 Taxes .... ~~100~~101

Section 9.12 Monthly Report 101

Section 9.13 No Liens, Etc 101

Section 9.14 Information True and Correct .... ~~101~~102

Section 9.15 Bulk Sales 102

Section 9.16 Collateral 102

Section 9.17 Selection Procedures 102

Section 9.18 Indebtedness 102

Section 9.19 No Injunctions 102

Section 9.20 No Subsidiaries 102

Section 9.21 ERISA Matters 102

Section 9.22 Investment Company Status 103

iii

Section 9.23 Set-Off, Etc 103

Section 9.24 Collections 103

Section 9.25 Value Given 103

Section 9.26 Use of Proceeds 103

Section 9.27 Separate Existence ..... ~~103~~104

Section 9.28 Transaction Documents 104

Section 9.29 EEA Financial Institution 104

Section 9.30 Anti-Terrorism, Anti-Money Laundering 104

Section 9.31 Anti-Bribery and Corruption 105

Section 9.32 Volcker Rule ..... ~~105~~106

Section 9.33 AIFMD and UK AIFM Regulation ..... ~~105~~106

ARTICLE X COVENANTS 106

Section 10.1 Protection of Security Interest of the Secured Parties 106

Section 10.2 Other Liens or Interests 107

Section 10.3 Costs and Expenses 107

Section 10.4 Reporting Requirements 107

Section 10.5 Separate Existence 108

Section 10.6 Hedging Agreements 111

Section 10.7 Tangible Net Worth 113

Section 10.8 Taxes 113

Section 10.9 Merger, Consolidation, Etc 113

Section 10.10 Deposit of Collections 113

Section 10.11 Indebtedness; Guarantees 114

Section 10.12 Limitation on Purchases from Affiliates ..... ~~114~~115

Section 10.13 Documents ..... ~~114~~115

iv

Section 10.14	Preservation of Existence	~~114~~115
Section 10.15	Limitation on Investments	~~114~~115
Section 10.16	Distributions	~~114~~115
Section 10.17	Performance of Borrower Assigned Agreements	~~115~~116
Section 10.18	Further Assurances; Financing Statements	~~115~~116
Section 10.19	Obligor Payment Instructions	~~116~~117
Section 10.20	Delivery of Collateral Obligation Files	~~116~~117
Section 10.21	ERISA	~~117~~118
Section 10.22	Risk Retention	~~117~~118
Section 10.23	Proceedings	119
Section 10.24	Revolving Loans	120
Section 10.25	Policies and Procedures for Sanctions	120
Section 10.26	Compliance with Sanctions	120
Section 10.27	Compliance with Anti-Money Laundering	120
Section 10.28	Ineligible Collateral	~~120~~121
ARTICLE XI	THE COLLATERAL AGENT	~~120~~121
Section 11.1	Appointment of Collateral Agent	~~120~~121
Section 11.2	Monthly Reports	121
Section 11.3	Collateral Administration	121
Section 11.4	Removal or Resignation of Collateral Agent	124
Section 11.5	Representations and Warranties	125
Section 11.6	No Adverse Interest of Collateral Agent	125
Section 11.7	Reliance of Collateral Agent	126
Section 11.8	Limitation of Liability and Collateral Agent Rights	126
Section 11.9	Tax Reports	129

v

Section 11.10 Merger or Consolidation ~~129~~130

Section 11.11 Collateral Agent Compensation ~~129~~130

Section 11.12 Compliance with Applicable Anti-Bribery and Corruption, Anti-Terrorism and Anti-Money Laundering Regulations ~~129~~130

ARTICLE XII GRANT OF SECURITY INTEREST ~~130~~131

Section 12.1 Borrower's Grant of Security Interest ~~130~~131

Section 12.2 Borrower Remains Liable 131

Section 12.3 Release of Collateral 131

ARTICLE XIII EVENTS OF DEFAULT 132

Section 13.1 Events of Default 132

Section 13.2 Effect of Event of Default ~~134~~135

Section 13.3 Rights upon Event of Default ~~135~~136

Section 13.4 Collateral Agent May Enforce Claims Without Possession of Notes 136

Section 13.5 Collective Proceedings ~~136~~137

Section 13.6 Insolvency Proceedings ~~136~~137

Section 13.7 Delay or Omission Not Waiver ~~137~~138

Section 13.8 Waiver of Stay or Extension Laws ~~137~~138

Section 13.9 Limitation on Duty of Collateral Agent in Respect of Collateral ~~138~~139

Section 13.10 Power of Attorney ~~138~~139

Section 13.11 [Reserved] 139

Section 13.12 Offset ~~139~~140

Section 13.13 Agreement to Deliver Additional Collateral Documents; Offset ~~139~~140

ARTICLE XIV THE FACILITY AGENT 140

Section 14.1 Appointment 140

vi

Section 14.2 Delegation of Duties ~~140~~141

Section 14.3 Exculpatory Provisions ~~140~~141

Section 14.4 Reliance by Note Agents 141

Section 14.5 Notices 141

Section 14.6 Non-Reliance on Note Agents ~~141~~142

Section 14.7 Indemnification ~~142~~143

Section 14.8 Successor Note Agent 143

Section 14.9 Note Agents in their Individual Capacity 143

Section 14.10 Borrower Audit 143

Section 14.11 Compliance with Applicable Anti-Bribery and Corruption, Anti-Terrorism and Anti-Money Laundering Regulations 143

ARTICLE XV ASSIGNMENTS 144

Section 15.1 Restrictions on Assignments by the Borrower and the Servicer 144

Section 15.2 Documentation 144

Section 15.3 Rights of Assignee 144

Section 15.4 Assignment by Lenders 144

Section 15.5 Registration; Registration of Transfer and Exchange 145

Section 15.6 Mutilated, Destroyed, Lost and Stolen Notes 146

Section 15.7 Persons Deemed Owners 147

Section 15.8 Cancellation 147

Section 15.9 Participations; Pledge 147

Section 15.10 Reallocation of Advances 148

ARTICLE XVI INDEMNIFICATION 148

Section 16.1 Borrower Indemnity 148

Section 16.2 Servicer Indemnity ~~149~~150

vii

viii Section 16.3 Contribution .................................................................................150151 Section 16.4 After-Tax Basis ............................................................................150151 ARTICLE XVII MISCELLANEOUS ................................................................................150151 Section 17.1 No Waiver; Remedies ..................................................................150152 Section 17.2 Amendments, Waivers .................................................................151152 Section 17.3 Notices, Etc ..................................................................................152153 Section 17.4 Costs and Expenses ......................................................................152153 Section 17.5 Binding Effect; Survival ..............................................................153154 Section 17.6 Captions and Cross References ....................................................153154 Section 17.7 Severability ..................................................................................153154 Section 17.8 GOVERNING LAW ....................................................................153154 Section 17.9 Counterparts; Electronic Execution .............................................153154 Section 17.10 WAIVER OF JURY TRIAL ........................................................154155 Section 17.11 No Proceedings ............................................................................154155 Section 17.12 Limited Recourse .........................................................................155156 Section 17.13 ENTIRE AGREEMENT ..............................................................156157 Section 17.14 Confidentiality .............................................................................157158 Section 17.15 Non-Confidentiality of Tax Treatment ..............................................158 Section 17.16 Replacement of Lenders ....................................................................158 Section 17.17 Consent to Jurisdiction .......................................................................159 Section 17.18 Option to Acquire Rating .............................................................159160 Section 17.19 Acknowledgement and Consent to Bail-In of Affected Financial Institutions ....................................................................159160 Section 17.20 Lender Representation .................................................................160161 Section 17.21 Acknowledgement Regarding Any Supported QFCs ..................160161

ARTICLE XVIII COLLATERAL CUSTODIAN 161

Section 18.1 Designation of Collateral Custodian 161

Section 18.2 Duties of the Collateral Custodian ....~~161~~162

Section 18.3 Delivery of Collateral Obligation Files ....~~164~~166

Section 18.4 Collateral Obligation File Certification ....~~164~~166

Section 18.5 Release of Collateral Obligation Files ....~~165~~167

Section 18.6 Examination of Collateral Obligation Files ....~~167~~169

Section 18.7 Lost Note Affidavit ....~~167~~169

Section 18.8 Transmission of Collateral Obligation Files ....~~167~~169

Section 18.9 Merger or Consolidation ....~~167~~169

Section 18.10 Collateral Custodian Compensation ....~~168~~170

Section 18.11 Removal or Resignation of Collateral Custodian ....~~168~~170

Section 18.12 Limitations on Liability ....~~169~~171

Section 18.13 Collateral Custodian as Agent of Collateral Agent ....~~171~~173

ix

LOAN FINANCING AND SERVICING AGREEMENT THIS LOAN FINANCING AND SERVICING AGREEMENT is made and entered into as of June 26, 2024, among VCSL FUNDING 1 LLC, a Delaware limited liability company, as the BORROWER (in such capacity, the “Borrower”), VISTA CREDIT STRATEGIC LENDING CORP., a Maryland corporation, as the EQUITYHOLDER (in such capacity, the “Equityholder”), and as the SERVICER (as hereinafter defined), each LENDER (as hereinafter defined) FROM TIME TO TIME PARTY HERETO, the AGENTS for each LENDER GROUP (as hereinafter defined) FROM TIME TO TIME PARTIES HERETO (each such party, in such capacity, together with their respective successors and permitted assigns in such capacity, an “Agent”), STATE STREET BANK AND TRUST COMPANY, as Collateral Agent and as Collateral Custodian (each as hereinafter defined), and DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Facility Agent”). RECITALS WHEREAS, the Borrower desires that each Lender extend financing on the terms and conditions set forth herein and also desires to retain the Servicer to perform certain servicing functions related to the Collateral Obligations (as defined herein) on the terms and conditions set forth herein; and WHEREAS, each Lender desires to extend financing on the terms and conditions set forth herein and the Servicer desires to perform certain servicing functions related to the Collateral Obligations on the terms and conditions set forth herein. NOW, THEREFORE, based upon the foregoing Recitals, the premises and the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: ARTICLE I DEFINITIONS Section 1.1 Defined Terms. As used in this Agreement, the following terms have the following meanings: “1940 Act” means the Investment Company Act of 1940. “Account” means the Principal Collection Account and the Interest Collection Account, together with any sub-accounts deemed appropriate or necessary by the Securities Intermediary, for convenience in administering such accounts. “Account Collateral” has the meaning set forth in Section 12.1(d).

same Underlying Instruments as such Loan, in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings, (ii) is secured by a pledge of collateral, which security interest is validly perfected and first priority under Applicable Law (subject to liens permitted under the applicable credit agreement that are reasonable for similar loans, and liens accorded priority by law in favor of any Official Body), and (iii) the Servicer determines in good faith that the value of the collateral or the enterprise value securing the Loan on or about the time of acquisition equals or exceeds the outstanding principal balance of the Loan plus the aggregate outstanding balances of all other loans of equal or higher seniority secured by the same collateral; provided that FILO Loans with an attaching Leverage Multiple greater than or equal to 2.50x will be treated as Second Lien Loans. “First Amendment Effective Date” means December 10, 2024. “First Lien Broadly Syndicated Loan” means any First Lien Loan that (i) is a broadly syndicated commercial loan, (ii) has a tranche size of $200,000,000 or greater, (iii) as of the date such Loan was added to the Collateral, the relevant Obligor has an EBITDA for the prior twelve calendar months of at least $40,000,000 or such lower amount as set forth in the applicable Asset Approval Request (as approved by the Facility Agent in its sole discretion) (after giving pro forma effect to any acquisition in connection therewith) and (iv) at the time such Loan was added to the Collateral, it is (A) either rated by two of S&P, Moody’s or Fitch (or the relevant Obligor is rated by two of S&P, Moody’s or Fitch) and such ratings are not lower than “B3” by Moody’s, “B-” by S&P and “B-” by Fitch respectively and (B) is actively quoted by two (2) Qualified Broker-Dealers and such quotes have been determined with respect to such Loan by Loan X Mark-It Partners, Loan Pricing Corporation or another nationally recognized pricing service. “First Lien Loan” means any Loan that (i) is not (and cannot by its terms become) subordinate in right of payment to any obligation of the Obligor in any bankruptcy, reorganization, insolvency, moratorium or liquidation proceedings, (ii) is secured by a pledge of specified collateral, which security interest is validly perfected and first priority under Applicable Law (subject to liens permitted under the applicable Underlying Instruments, and liens accorded priority by law in favor of any Official Body), and (iii) the Servicer determines in good faith that the value of the collateral securing the loan (or the enterprise value of the underlying business) on or about the time of origination equals or exceeds the outstanding principal balance of the loan plus the aggregate outstanding balances of all other loans of equal or higher seniority secured by the same collateral; provided that, with respect to any Loan that would otherwise be a First Lien Loan but for the fact that such Loan is subordinated in right of payment to other obligations of the applicable Obligor, such Loan will be deemed to be a First Lien Loan for all purposes hereunder so long as (a) all such obligations that are senior to such Loan do not exceed an amount equal to the product of (i) 25% multiplied by (ii) the aggregate principal amount of senior tranches of such credit facility (including any such revolving tranche or senior tranche as well as the “first lien” tranche acquired by the Borrower) and (b) all such obligations that are senior to such Loan do not represent more than 1.0x of leverage (or, with respect to Multiple of Recurring Revenue Loans, do not represent more than 0.25x of leverage) of such Obligor, as determined by the Facility Agent in its sole discretion. “First Lien Middle Market Loan” means any First Lien Loan that does not satisfy one or more of the requirements of a First Lien Broadly Syndicated Loan. -26-

Requirement, it shall either collateralize its obligations in a manner reasonably satisfactory to the Facility Agent, or transfer its rights and obligations under each Hedging Agreement (excluding, however, any right to net payments or Hedge Breakage Costs under any Hedge Transaction, to the extent accrued to such date or to accrue thereafter and owing to the transferring Hedge Counterparty as of the date of such transfer) to another entity that meets the requirements of clauses (b)(i) and (b)(ii) hereof. “Hedge Transaction” means each interest rate swap, index rate swap or interest rate cap transaction or comparable derivative arrangement between the Borrower and a Hedge Counterparty that is entered into pursuant to Section 10.6 and is governed by a Hedging Agreement. “Hedging Agreement” means the agreement between the Borrower and a Hedge Counterparty that governs one or more Hedge Transactions entered into by the Borrower and such Hedge Counterparty pursuant to Section 10.6, which agreement shall consist of a “Master Agreement” in a form published by the International Swaps and Derivatives Association, Inc., together with a “Schedule” thereto, and each “Confirmation” thereunder confirming the specific terms of each such Hedge Transaction or a “Confirmation” that incorporates the terms of such a “Master Agreement” and “Schedule.” “Increase Notice” has the meaning set forth in Section 2.8(b). “Increased Costs” means, collectively, any increased cost, loss or liability owing to the Facility Agent and/or any other Affected Person under Article V. “Increased Facility Amount” has the meaning set forth in Section 2.8(b). “Indebtedness” means, with respect to any Person, as of any day, without duplication: (i) all obligations of such Person for borrowed money; (ii) all obligations of such Person evidenced by bonds, debentures, notes, deferrable securities or other similar instruments; (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business; (iv) all obligations of such Person as lessee under capital leases; (v) all non-contingent obligations of such Person to reimburse or prepay any bank or other Person in respect of amounts paid under a letter of credit, banker’s acceptance or similar instrument; (vi) all debt of others secured by a Lien on any asset of such Person, whether or not such debt is assumed by such Person; and (vii) all debt of others guaranteed by such Person and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss. “Indemnified Amounts” has the meaning set forth in Section 16.1. “Indemnified Party” has the meaning set forth in Section 16.1. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made to a Recipient by or on account of any obligation of the Borrower under any Transaction Document and (b) to the extent not otherwise described in clause (a), Other Taxes. -28-

“Target Portfolio Amount” means $350,000,000 or the, as such amount asshall be increased pursuant to Section 2.8 or decreased from timepursuant to time in accordance with this AgreementSection 2.5 pro rata (or as otherwise agreed to by the Facility Agent in its sole discretion) in connection with any increase or decrease, as applicable, in the Facility Amount. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Official Body, including any interest, additions to tax or penalties applicable thereto. “Term SOFR” means, for any calculation with respect to an Advance (other than an Advance bearing interest at the Alternate Base Rate), the greater of (i) 0.50% and (ii) the Term SOFR Reference Rate for a tenor of three (3) months on the day (such day, the “Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of the relevant Accrual Period, as such rate is published by the Term SOFR Administrator. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Facility Agent in its reasonable discretion). “Term SOFR Determination Day” has the meaning set forth in the definition of “Term SOFR” in this Section 1.1. “Term SOFR Reference Rate” means the forward-looking term rate per annum based on SOFR as published by the Term SOFR Administrator. “Transaction Documents” means this Agreement, the Notes, the Sale Agreement, the Collateral Agent and Collateral Custodian Fee Letter, each Fee Letter, the Account Control Agreement, any Joinder Agreement and the other documents to be executed and delivered in connection with this Agreement, specifically excluding from the foregoing, however, Underlying Instruments delivered in connection with this Agreement. “UCC” means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions. “UK AIFM Regulations” means the UK Alternative Investment Fund Managers Regulations 2013. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. -50-

(a) The Borrower may, with the prior written consent of the Facility Agent (which consent may be conditioned on one or more conditions precedent in its sole discretion), (i) increase the Commitment of the existing Lender Groups (pro rata) by an amount up to an additional $300,000,000, (ii) increase the Commitment of any Lender Group, and/or (iii) add additional Lender Groups, in each case which shall increase the Facility Amount by the amount of the Commitment of each such existing or additional Lender Group. Any increase pursuant to this Section 2.8 shall be attempted in good faith first pursuant to clause (i), second pursuant to clause (ii) and third pursuant to clause (iii) above. (b) The Borrower may, at any time after the First Amendment Effective Date but before the date that is three (3) Business Days prior to the three month anniversary of the First Amendment Effective Date, deliver a written notice (the “Increase Notice”) to the Facility Agent and the Collateral Agent (x) certifying that (i) no Event of Default or Unmatured Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Servicer contained in this Agreement and the other Transaction Documents are true and correct in all material respects on and as of such day and (y) requesting an increase of the Commitment of DBNY, as Lender (the amount so requested being the “Increased Facility Amount”); provided that any such increase shall not cause the Commitment of DBNY to exceed an aggregate amount of $350,000,000. Upon the payment in full of all Fees due under any Fee Letter, occurring on such date in connection with an Increased Facility Amount, the Facility Amount shall be increased by such Increased Facility Amount on the third Business Day immediately following the receipt of the applicable Increase Notice by the Facility Agent and the Collateral Agent. Section 2.9 Defaulting Lenders. (a) Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (i) any payment of principal, interest, fees or other amounts received by the Collateral Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, or otherwise), shall be applied at such time or times as may be determined by the Facility Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Facility Agent hereunder; second, as the Borrower may request (so long as no Event of Default or Unmatured Event of Default exists (except to the extent caused by such Defaulting Lender, as determined by the Facility Agent in its sole discretion)), to the funding of any Advance in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Facility Agent; third, if so determined by the Facility Agent or the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund future Advances under this Agreement; fourth, to the payment of any amounts owing to the other Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Event of Default or Unmatured Event of Default exists (except to the extent -61-